Exhibit 10.262


                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "AMENDMENT") is made effective as of September 9, 2002, by and between TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("LENDER"), ROYALE MIRAGE PARTNERS, L.P., a California limited partnership ("BORROWER"), RAINTREE NORTH AMERICA RESORTS, INC., a Texas corporation ("RAINTREE"), RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation ("RAINTREE INTERNATIONAL") and MEGO FINANCIAL CORP. d/b/a Leisure Industries Corporation, a New York corporation ("LEISURE").

BACKGROUND

          A. Pursuant to the terms of a certain Loan and Security Agreement between Lender and Borrower dated October 20, 1999 (as amended as described below and as the same may be further amended, modified or supplemented from time to time, the "LOAN AGREEMENT"), Borrower requested and Lender agreed, inter alia, to extend to Borrower (a) a Development Loan in the original principal amount of up to $18,200,000 and (b) a Receivables Loan in the original principal amount of up to $20,000,000, subject to the terms and conditions set forth therein.

          B.  Pursuant  to  that  certain  First  Amendment to Loan and Security
Agreement between Lender and Borrower dated March 31, 2000 (the "FIRST AMENDMENT"), Borrower requested and Lender agreed, inter alia, to extend certain advance periods and amend certain borrowing sublimits under the Loans, subject to the terms and conditions set forth therein.

          C.  Pursuant  to  that  certain  Second Amendment to Loan and Security
Agreement between Lender and Borrower (and consented to by Raintree) dated December 11, 2000 (the "SECOND AMENDMENT"), Borrower requested and Lender agreed, inter alia, to (i) consent to and approve the execution, delivery and performance by Borrower of that certain Project Development, Management and Sales Agreement between Borrower and Raintree dated effective May 3, 2000 (as amended and as it may be amended, modified or supplemented from time to time, the "PROJECT DEVELOPMENT AGREEMENT"), (ii) Raintree assuming, as of May 3, 2000, the authority and responsibility for and the performance of all matters in connection with the Project Development and Operation (as such term is defined in the Project Development Agreement) and full control of and full financial and other responsibility for the Project (as such terms are defined in the Project Development Agreement), including without limitation, the performance of and compliance with all terms and covenants of the Textron Loan and other Project
Loans  (as  such  terms  are  defined in the Project Development Agreement), and
(iii) Raintree performing on behalf of Borrower all of Borrower's obligations under the Loan Documents, including without limitation, such obligations of Borrower related to the development, construction, marketing, operation, management and administration of the Project and the sale

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of  Vacation  Ownership Interests, subject to the terms and conditions set forth in  the  Loan  Agreement.

          D. Pursuant to that certain Third Amendment to Loan and Security Agreement between Lender, Borrower and Raintree dated September 28, 2001 (the "THIRD AMENDMENT"), Borrower and Raintree requested and Lender agreed, inter alia, to (i) add Raintree as a co-borrower under the Receivables Loan, and (ii) amend and supplement certain terms and conditions of the Loan Agreement to permit the sale of Vacation Ownership Interests by Raintree to Purchasers in Mexico as a part of the Club Regina Membership Program of Raintree, including without limitation, the formation of the Cimarron Trust, as evidenced by that certain Declaration of Covenants, Conditions and Restrictions and First Amended and Restated Agreement of Trust (Cimarron Trust) dated effective September 28, 2001 among Raintree North America Resorts, Inc., as First Beneficiary or Developer, BNY Western Trust Company, as successor in interest to U.S. Trust Company, National Association, as Trustee, and Cimarron Beneficial Interest Owners Association, as Association (the "TRUST AGREEMENT") into which Units will be conveyed by Borrower or Raintree, and from which Raintree will sell Vacation Ownership Interests to Purchasers, subject to the terms and conditions set forth in the Loan Agreement.

          E. As evidenced by the Third Amendment and the Project Documents (as defined below), Raintree commenced the sales of Vacation Ownership Interests to Purchasers in Mexico as a part of Raintree's Club Regina Membership Program as further described in the Affiliation Agreement, the Joint Operating Agreement, the Mercantile Commission Agreement, the Services Contract and certain of the other Project Documents.

          F. Pursuant to that certain Purchase Agreement among Raintree International, Raintree and Leisure dated of even date herewith (the "LEISURE PURCHASE AGREEMENT"), Raintree agreed to sell to Leisure and Leisure agreed to purchase from Raintree all of Raintree's right, title and interest in and to the Project Development Agreement and the Trust Agreement, subject to the terms and conditions set forth therein.

          G. Pursuant to that certain Interval Purchase Agreement among Raintree International, Raintree and Leisure dated of even date herewith (the "INTERVAL PURCHASE AGREEMENT"), Leisure agreed to sell to Raintree and Raintree agreed to purchase from Leisure certain Vacation Ownership Interests to sell to Purchasers in Mexico as a part of the Club Regina Membership Program of Raintree, subject to the terms and conditions set forth therein and under the Loan Agreement.

          H. Pursuant to that certain Purchase Agreement between O.B. Sports, LLC, as seller, and Leisure, as purchaser, dated of even date herewith and all other documents executed in connection therewith, Leisure has agreed to purchase from O.B. Sports, LLC all of the outstanding membership interests owned by O.B. Sports, LLC in Cimarron Golf Club, LLC subject to the terms and conditions set forth therein. In addition, Leisure has agreed to assume certain obligations of O.B. Sports, LLC to Lender (Golf Division) in connection with the purchase by Leisure of the membership interests owned by O.B.

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Sports,  LLC  in  Cimarron  Golf  Club,  LLC  .
I. Borrower, Raintree and Leisure have requested and Lender has agreed to amend the terms of the Loan Agreement in accordance with the terms and conditions of this Amendment.

          J. All capitalized terms not defined in this Amendment shall have the meanings set forth in the Loan Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties to this Amendment, intending to be legally bound hereby, agree as follows:

          1. CONSENT. Notwithstanding anything to the contrary contained in the Loan Agreement, the other Loan Documents or the Project Development Agreement, Lender and Borrower hereby consent to and approve the sale by Raintree to Leisure of all of Raintree's right, title and interest in and to the Project Development Agreement and the Trust Agreement in accordance with the terms and conditions of the Leisure Purchase Agreement. Such sale shall not constitute a Default or an Event of Default under the Loan Agreement, the other Loan Documents or the Project Development Agreement. Notwithstanding the foregoing, Raintree agrees that such consent and approval, as set forth in this PARAGRAPH 1, shall not be deemed to be a release of Raintree of its obligations to Borrower or Lender under the Project Development Agreement for the period from May 3, 2000 through the date hereof. As a condition precedent to Lender's consent as set forth in this PARAGRAPH 1, Leisure agrees to execute and deliver to Lender a collateral assignment of all of Leisure's right, title and interest in and to the Project Development Agreement and the Trust Agreement, which collateral assignment shall be in form and content acceptable to Lender. By its execution of this Amendment, Borrower hereby consents to and approves the execution by Leisure of the collateral assignments in favor of Lender of Leisure's right, title and interest in and to the Project Development Agreement and the Trust Agreement, as evidenced by the collateral assignment agreements. Lender, Raintree and Borrower agree that Borrower's obligations under the Loan Documents related to the Receivables Loan will be performed by Raintree;
provided however, in no event will the performance by Raintree of such obligations be construed to be a waiver of or release by Lender of Borrower's obligations to Lender under the Loan Documents. Lender, Leisure and Borrower agree that Borrower's obligations under the Loan Documents related to the Development Loan will be performed by Leisure as expressly provided for and in accordance with the terms and conditions of the Project Development Agreement; provided however, in no event will the performance by Leisure of such obligations be construed to be a waiver of or release by Lender of Borrower's obligations to Lender under the Loan Documents. Borrower and Raintree will execute and deliver to Lender a Amended and Restated Receivables Loan Note, in form and content acceptable to Lender, evidencing Borrower's and Raintree's

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obligations  to  Lender  under  the  Receivables  Loan.

          2. CHANGE OF CONTROL. Leisure agrees that by purchasing Raintree's right, title and interest in and to the Project Development Agreement, Leisure has assumed all of the Developer's (as such term is defined in the Project Development Agreement) obligations and covenants under the Project Development Agreement, including assuming the authority and responsibility for and the performance of all matters in connection with the Project Development and Operation (as such term is defined in the Project Development Agreement) and full control of and full financial and other responsibility for the Project (as such terms are defined in the Project Development Agreement), including without limitation, the performance of and compliance with all terms and covenants of the Textron Loan and other Project Loans (as such terms are defined in the Project Development Agreement) other than with respect to the Receivables Loan.

          3. OBLIGATIONS OF LEISURE. Leisure covenants and agrees to perform on behalf of Borrower all of Borrower's obligations under the Loan Documents related to the Development Loan in accordance with the terms and conditions of the Project Development Agreement. For purposes of clarification, (i) Leisure shall not assume Borrower's or Raintree's obligations to Lender under the Loan Documents related to the Receivables Loan, and (ii) Leisure will perform on behalf of Raintree and Borrower all of Raintree's and Borrower's obligations under the Loan Documents related to the Development Loan, including without limitation, such obligations of Raintree and Borrower related to the development, construction, operation, management and administration of the Project.

          4. CONTINUING OBLIGATIONS OF RAINTREE . Pursuant to the terms of the Loan Agreement and the other Loan Documents, Raintree covenants and agrees to continue to perform on behalf of Borrower all of Borrower's obligations hereunder and under the Loan Documents related to the Receivables Loan and certain obligations on behalf of Borrower as further described in the Interval Purchase Agreement, including without limitation, such obligations of Borrower and Raintree related to the marketing of the Project as further described in the Interval Purchase Agreement and the sale of Vacation Ownership Interests in accordance with the terms of the Loan Agreement and the other Loan Documents. Raintree covenants and agrees to maintain and perform all of Raintree's obligations under all of the project documents related to the Project (collectively, the "PROJECT DOCUMENTS"), including without limitation, the Amended and Restated Condominium Declaration, the Records Management Agreement, the Lockbox Agreement, the Servicing Agreement, the Management Agreement, the Affiliation Agreement, the Joint Operating Agreement, the Mercantile Commission Agreement and the Services Contract. Raintree further covenants and agrees that such Project Documents will not be modified or amended with the prior written consent of Lender.

          5. CONSENT TO INTERVAL PURCHASE AGREEMENT. Notwithstanding anything to the contrary contained in the Loan Agreement or the other Loan Documents, Lender hereby consents to and

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approves the sale by Leisure of certain Vacation Ownership Interests to Raintree in accordance with the terms of the Interval Purchase Agreement in order to permit Raintree to continue to sell to Purchasers in Mexico such Vacation Ownership Interests as a part of the Club Regina Membership Program of Raintree. Leisure and Raintree acknowledge and agree that certain release payment terms set forth in the Interval Purchase Agreement may be increased from time to time at Lender's reasonable discretion.

          6. PRINCIPAL PAYMENTS. SECTION 5.1(B)(III) of the Loan Agreement shall be and is hereby amended to read, in its entirety, as follows:

          "(iii) Notwithstanding anything herein or elsewhere to the contrary, the aggregate principal reduction payments on the Development Loan received by Lender as Release Payments pursuant to SUBSECTIONS 5.1(B)(I) AND 5.1(B)(II) above must equal the following amounts as of the following dates:

                  DATE                AGGREGATE  PRINCIPAL  REDUCTIONS

          September  1,  2002                   $6,000,000.00

          June  1,  2003                        $12,000,000.00

          November  1,  2003                    $18,200,000.00

               To the extent such payments have not been made as a result of the Release Payments, Borrower, Raintree or Leisure shall make such payments from other funds on the date set forth above."

          7. INDEMNIFICATION OF LENDER. Raintree and Borrower, jointly and severally, agree to be bound by the indemnification provisions set forth in
SECTION 17.22 of the Loan Agreement; provided however, Raintree's obligations thereunder shall not extend to (a) any period prior to May 3, 2000, the effective date of the Project Development Agreement, or (b) any period after March 1, 2003 with respect to its obligations related to the Development Loan. Leisure agrees to indemnify and hold harmless the Indemnified Lender Parties and to be bound by the indemnification provisions set forth in SECTION 17.22 of the Loan Agreement for any period after the date hereof in connection with the performance by Leisure of Borrower's obligations under the Loan Documents related to the Development Loan. In addition, (i) Raintree agrees that the indemnification obligations set forth in SECTION 17.22 of the Loan Agreement shall also extend to any and all liabilities, claims, demands, losses, damages, cost and expenses related to Raintree's failure to perform its obligations under this Amendment, (ii) Borrower agrees that the indemnification obligations set forth in SECTION 17.22 of the Loan Agreement shall also extend to any and all liabilities, claims, demands, losses, damages, cost and expenses related to Borrower's failure to perform

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its  obligations  under  this  Amendment,  and  (iii)  Leisure  agrees  that the indemnification obligations set forth in SECTION 17.22 of the Loan Agreement shall also extend to any and all liabilities, claims, demands, losses, damages, cost and expenses related to Leisure's failure to perform its obligations under this Amendment.

          8. NOTICES AND INFORMATION. Raintree and Leisure agree to provide to Lender and Borrower such notices and information as required under SECTIONS
18.14 AND 18.15 of the Loan Agreement that otherwise would be delivered to Lender by the Borrower. Lender agrees to provide to Raintree, Leisure and Borrower such notices and information as required under the Loan Agreement that otherwise would be delivered to Borrower by the Lender. Borrower consents to the delivery to Raintree and Leisure of such notices and information provided that Borrower also concurrently receives such notices and information. For purposes hereof, all notices to Lender shall be provided to the parties and in the manner set forth in the Loan Agreement and notices to Raintree, Leisure and Borrower shall be provided to the parties set forth below in the manner set forth in the Loan Agreement:

                     If to Raintree:

                     c/o  Raintree  Resorts  International,  Inc.
                     10000  Memorial  Drive,  Suite  480
                     Houston,  Texas  77024
                     Attention:  Douglas  Y.  Bech

                     If  to  Leisure:
                     c/o  Mego  Financial  Corp.
                     4310  Paradise  Road
                     Las  Vegas,  Nevada  89109
                     Attention:  Floyd  Kephart

                     If  to  Borrower:
                     c/o  James  Mah
                     London  Mah  &  Associates  Ltd.
                     103-1847  W.  Broadway
                     Vancouver  BC  V6J  1Y6

Notwithstanding anything to the contrary contained herein and in SECTIONS 18.14 AND 18.15 of the Loan Agreement, Borrower, Raintree and Leisure agree that Lender is not obligated to deliver to Borrower, Raintree or Leisure any notice or information received by Lender from such parties unless otherwise expressly provided for in this PARAGRAPH 8 or under the Loan Agreement or other Loan Documents.

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          9.  ADDITIONAL  COLLATERAL. Borrower, Leisure and Raintree acknowledge and agree that the defined term "Collateral" shall have such meaning as provided in the Loan Agreement and the other Loan Documents and shall be amended to further include the following:

          (i) A first priority assignment against and lien against the proceeds from the Vacation Owner Agreement executed by Purchasers in favor of Raintree encumbering the Vacation Ownership Interests financed by the Notes Receivable, including a first priority assignment of Raintree's rights (exercisable following the occurrence of, and solely during the continuance of, an Event of Default hereunder) to cancel such Vacation Owner Agreement and to re-sell (or cause the resale of) the Vacation Ownership Interests relating to such Vacation Owner Agreement;

          (ii) All of Leisure's rights, title and interest (but not obligations) as a beneficiary under the Trust Agreement with respect to all matters related to or affecting all present and future Vacation Owner Agreements and Vacation Ownership Interests assigned to Lender from time to time; and

          (ii) All of Leisure's rights, title and interest in to and under the Project Development Agreement.

          In addition, coincident with the execution of the Amendment, Raintree International shall execute and deliver to Lender a guaranty agreement, in form and content acceptable to Lender, evidencing Raintree International's obligation to act as surety for and guarantee the obligations of Raintree to Lender under the Receivables Loan, the Receivables Loan Note, the Loan Agreement and all other Loan Documents.

          10. GRANT OF SECURITY INTEREST. To secure the payment and performance of the Obligations, Borrower, Leisure and Raintree unconditionally and irrevocably assign, pledge and grant to Lender and ratify and confirm the prior assignment, pledge and grant to Lender of a continuing first priority security interest in and to the Collateral, as expanded as described in PARAGRAPH 9 above.

          11. ADDITIONAL REPORTING AND INVENTORY CONTROL. Raintree will deliver to Lender and Borrower on a monthly basis, or as otherwise more frequently requested by Lender, a written sales report setting forth, among other things,
(i) the sales made or required to be made by Raintree during such period, (ii) any payments made to Lender, Leisure and/or Borrower or other third parties in connection with such sales, (iii) that sales made to Purchasers and Vacation Ownership Interests held by Raintree are maintained at a 1.0 to 1.0 ratio, (iv) a reconciliation of membership percentage to interval ownership, (v) a detailed itemization of Vacation Ownership Interests sold during such period, and (vi) such other additional information or reporting as may be requested by Lender. Such report shall be in form and content acceptable to Lender and certified to be true and correct by the chief financial officer of Raintree

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and  include  any  necessary  footnote clarifications. In addition, Leisure will deliver to Lender and Borrower on a monthly basis, or as otherwise more frequently requested by Lender, (a) a written sales report setting forth, among other things, an itemized description of the Vacation Ownership Intervals sold by Leisure to Raintree under the Interval Purchase Agreement, including without limitation, the purchase price and any other release fees or other sums paid in connection therewith, and (b) a written report, in form and content acceptable to Lender, detailing the status of Leisure's obtaining the necessary permits, approvals, registrations, and authorizations as further described in PARAGRAPH 14 below and detailing the progress of the development of Phase I and Phase II of the Project.

          12. ASSESSMENTS. At the request of Lender, Borrower, Raintree and Leisure acknowledge and agree that any and all payments from the sale of any Vacation Ownership Interests received by Raintree, Leisure or their agents (net of the Payout Amounts paid to Borrower under the Project Development Agreement and release fees and other payments paid to Lender under the Loan Agreement) and any assessments, maintenance fees or other operating expenses for the maintenance, repair and operation of the Resort collected by Borrower, Raintree, Leisure or their agents and any other sums or the proceeds thereof that constitute Collateral for the Obligations will be forwarded to a lockbox maintained by Lender or for its account. At the request of Lender, Borrower, Raintree and Leisure will promptly execute such agreements or documents as requested by Lender to evidence such agreement and will cause or direct any Purchaser, Member, the VOI Association or any of Borrower's, Raintree's or Leisure's agents to comply with such request.

          13. THE TRUST. Leisure represents and warrants to Lender and covenants and agrees with Lender as follows:

               (A) Leisure will not amend or permit the amendment of the Trust Agreement without the prior written consent of the Lender, such consent not to be unreasonably withheld. Leisure will not enter into any new trust agreements in any way related to the Units or any Vacation Ownership Interest now or hereafter created without the prior written consent of the Lender, such consent not to be unreasonably withheld. Leisure will cause all Units and Vacation Ownership Interests to be conveyed to the Trustee, subject to the terms of the Trust Agreement.

               (B) In the event that the Trustee resigns or is replaced for any reason as Trustee under the Trust Agreement, Leisure agrees that it will provide the Lender with at least ten (10) days' prior written notice before any replacement trustee is appointed by Leisure pursuant to the terms of the Trust Agreement. Leisure agrees that any such replacement trustee must be reasonably acceptable to the Lender.

               (C) Leisure agrees to take any and all actions necessary to prevent any lien (other than liens in favor of the Lender or the Permitted Exceptions) from attaching to the legal or equitable ownership interest in any Unit or Vacation Ownership Interest subject to the Trust Agreement,

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provided  however,  Leisure  shall  not  be  obligated  to take such action with respect to liens attaching to Second Beneficial Interest previously sold to a Purchaser.

               (D) Leisure shall obtain and maintain or cause the Trustee to obtain and maintain a fidelity bond or similar insurance in form, content and amount reasonably acceptable to Lender insuring the Trustee from any and all liability in any way related to or arising out of the Trust Agreement or any matters related thereto or to any property held by the Trustee pursuant to the Trust Agreement.

               (E) As to each Vacation Ownership Interest covered by each Vacation Owner Agreement, the Trustee pursuant to the terms of the Trust Agreement will have good title to and lawful right and full authority to convey the Vacation Ownership Interest to the Purchaser thereof. This will require the applicable Payout Amounts to be remitted to Borrower and release fees and other payments remitted to Lender as a condition precedent to the transfer of title to the Trustee. Such Vacation Ownership Interests are not subject to any lien or encumbrance except the lien in favor of the Lender and Permitted Exceptions.

          14. REGISTRATION BY LEISURE. Coincident with the execution of this Amendment, Leisure will undertake and diligently pursue the approval by the State of California of Phase I and Phase II of the Project as a timeshare project and deliver to Lender on or before March 1, 2003, evidence that a timeshare public report has been issued and approved by the Division for Phase I and Phase II of the Project and that Leisure and Phase I and Phase II of the Project have all necessary permits, approvals, registrations, and authorizations required under the Timeshare Act and all other applicable Legal Requirements.

          15. ADDITIONAL RECEIVABLES LOAN FACILITY. Lender and Leisure agree to negotiate in good faith the terms and conditions of an additional receivables loan facility to be extended by Lender to Leisure in connection with the sale of Vacation Ownership Interests at Phase I and Phase II of the Project in order to consummate such financing contemporaneously with the issuance of the timeshare public report and approval by the Division of Leisure and Phase I and Phase II of the Project and the receipt by Leisure of all necessary permits, approvals, registrations, and authorizations required under the Timeshare Act and other applicable Legal Requirements. On or before March 1, 2003, Leisure will execute and deliver to Lender such documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and other information as Lender may require as negotiated by Lender and Leisure in good faith to evidence such credit facility; provided however, in any event the terms and conditions of such credit facility as evidenced by such documentation must comply with the formal underwriting of Lender and be submitted to and approved by Lender's Credit Committee. 16. ADDITIONAL EVENTS OF DEFAULT. The following subsections shall be added as additional "Events of Default" under SECTION 22 of the Loan Agreement:

                    (A) The failure of Borrower, Raintree or Leisure to perform or observe any obligations, covenants, agreements or warranties contained in this Amendment, the Loan Agreement, any of the other Loan Documents or the Trust Agreement and any applicable notice and cure periods have expired.

                    (B) A default or an Event of Default occurs under the Project Development Agreement and any applicable notice and cure periods have expired. (C) A default or an Event of Default occurs under the Leisure Purchase Agreement and any applicable notice and cure periods have expired, provided that such default or Event of Default would reasonably be expected to have a material adverse effect on Leisure's ability to perform its obligations under the Project Development Agreement.

                    (D) A default or an Event of Default occurs under the Interval Purchase Agreement and any applicable notice and cure periods have expired, provided that such default or Event of Default would reasonably be expected to have a material adverse effect on Leisure's ability to perform its obligations under the Project Development Agreement.

                    (E) A default or an Event of Default occurs under that certain Purchase Agreement between O.B. Sports, LLC, as seller, and Leisure, as purchaser, dated of even date herewith and all other documents executed in connection therewith evidencing the purchase by Leisure from O.B. Sports, LLC of all of the outstanding membership interests owned by O.B. Sports, LLC in Cimarron Golf Club, LLC, provided that such default or Event of Default would reasonably be expected to have a material adverse effect on Leisure's ability to perform its obligations under the Project Development Agreement or constitute an Event of Default under the Leisure Golf Loan (as defined below).

                    (F) An Event of Default occurs under the loan agreement, assumption agreement or other agreements executed in connection therewith between Leisure and Lender (Golf Division) related to the assumption by Leisure of the outstanding obligations of O.B. Sports, LLC to Lender (Golf Division) (the "LEISURE GOLF LOAN").

          17.  ADDITIONAL  REMEDIES.  In  addition  to the remedies set forth in
SECTION 23 of the Loan Agreement and in other sections of the Loan Documents, should an Event of Default occur, Lender may, take any one or more actions described in this Amendment or any of the other documents executed in connection herewith or given as security therefor, and any other rights and remedies available to Lender at law or in equity.

          18. LIMITATION OF REMEDIES. Lender agrees that if Borrower or Raintree
(i) fails to perform its obligations under the Receivables Loan resulting directly from Borrower's or Raintree's failure to make when due, any payment or mandatory prepayment of principal or interest on the Receivables Loan, or (ii) impairs or jeopardizes any of the Receivables Loan Collateral as determined by Lender in its sole and absolute discretion, or (iii) fails to continue to perform its obligations related to sales actives related to the sale of Vacation Ownership Interests (including without limitation, any representations, warranties or covenants related thereto) or (iv) fails to comply with any representation, warranty or covenant of Borrower or Raintree under the Loan Agreement or the other Loan Documents, Lender will not seek to enforce its rights or remedies under the Loan Documents against Leisure, the Resort or the Property. Notwithstanding the foregoing, Borrower, Raintree and Leisure agree that such limitation shall not prohibit Lender from exercising any other rights or remedies available to Lender under the Loan Documents, at law or in equity.

          19. REPURCHASE OR RESALE OF VACATION OWNERSHIP INTERESTS. In the event that Lender exercises any of its rights and remedies under the Loan Documents and forecloses upon any Vacation Ownership Interests, Lender and Leisure agree to negotiate in good faith the terms and conditions upon which Leisure would purchase, market or sell such Vacation Ownership Interests from or on behalf of Lender, including without limitation, the purchase price or the marketing and sale terms, and any documents or agreements evidencing such terms and conditions of such purchase or marketing and sales. Lender and Leisure agree that Leisure has the option, but is not obligated, to purchase, market or sell such Vacation Ownership Interests from Lender unless a formal agreement among the parties is consummated.

          20. ADDITIONAL CONDITIONS. The obligation of Lender to enter into this Amendment is subject to the satisfaction of Lender in its sole and absolute discretion of the conditions precedent set forth on EXHIBIT A attached hereto. Borrower, Raintree and Leisure agree that Borrower's, Raintree's or Leisure's failure to comply in Lender's sole and absolute discretion with the post-closing obligations set forth on EXHIBIT B attached hereto, Lender may, at its option, cease to make further Advances to Borrower or Raintree under the Receivables Loan.

          21. ADDITIONAL DOCUMENTS; FURTHER ASSURANCES. Borrower, Raintree and Leisure covenant and agree to execute and deliver to Lender, or to cause to be executed and delivered to Lender contemporaneously herewith, at the sole cost and expense of Borrower, Raintree and Leisure, any and all other documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and information as Lender may require in connection with the matters or actions described herein. Borrower, Raintree and Leisure further covenant and agree to execute and deliver to Lender or to cause to be executed and delivered at the sole cost and expense of Borrower, Raintree and Leisure, from time to time, any and all other documents, agreements, statements, certificates and information as Lender shall request to evidence or effect the terms hereof or any of the other Loan Documents, or to enforce or to protect Lender's interest in the Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Lender in its sole discretion.

          22. PROTECTION OF COLLATERAL. Borrower, Raintree and Leisure hereby authorize and appoint Lender to take such actions as Lender may deem advisable to protect the Collateral and its interests thereon and its rights thereunder, to execute on the Borrower's, Raintree's or Leisure's behalf and file at Borrower's, Raintree's and Leisure's expense financing statements, and amendments thereto, in those public offices deemed necessary or appropriate by Lender to establish, maintain and protect a continuously perfected security interest in the Collateral, and to execute on the Borrower's, Raintree's and Leisure's behalf such other documents and notices as Lender may deem advisable to protect the Collateral and its interests therein and its rights thereunder.

          23. CHALLENGES TO ENFORCEMENT. Borrower and Raintree acknowledge and agree that they do not have any defense, setoff, counterclaim or challenge against the payment of any sums owing under the Loan Documents or the enforcement of any of the terms and conditions of the Loan Documents. Leisure acknowledges and agrees that it does not have any defense, setoff, counterclaim or challenge against the payment of any sums owing under the Loan Documents related to the Development Loan or the enforcement of any of the terms and conditions of the Loan Documents related to the Development Loan unless otherwise expressly provided herein.

          24. CONFIRMATION OF COLLATERAL. Nothing contained in this Amendment shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents or any obligations under the Loan Documents, or a waiver by Lender of any of its rights under the Loan Documents, at law or in equity. Notwithstanding anything to the contrary contained in the Project Development Agreement or the Leisure Purchase Agreement, all liens, security interest, rights and remedies granted to the Lender herein and under the Loan Documents are hereby ratified, confirmed and continued.

          25. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants, which representations and warranties shall survive until all obligations owed by Borrower to Lender under the Loan Documents are paid and satisfied in full, as follows:

               (A) All representations and warranties of Borrower set forth in the Loan Documents are true and complete as of the date hereof.

               (B) To its actual knowledge, no condition or event exists or has occurred which would constitute a Default or an Event of Default under the Loan Documents.

               (C) The representations, warranties and other agreements of Borrower as set forth in that certain Consent and Estoppel Letter (as described in the Leisure Purchase Agreement)are true and correct and Lender is relying on such letter in entering into this Amendment.

               (D) The execution of this Amendment by Borrower and all documents or agreements to be executed or delivered pursuant to the terms of this
Amendment:

                         (I)  have  been duly authorized by all requisite action
of  Borrower;

                         (II)  will not conflict with or result in the breach of
or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's formation and governing documents or under any applicable statute, law, rules, regulation or ordinance, or any indenture, mortgage, loan or other document or agreement to which Borrower is a party or by which Borrower may be bound or affected; and

                         (III)  will not result in the creation or imposition of
any additional lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower, except liens in favor of the Lender.

          26. REPRESENTATIONS AND WARRANTIES OF RAINTREE. Raintree represents and warrants, which representations and warranties shall survive until all obligations owed by Raintree to Lender under the Loan Documents are paid and satisfied in full, as follows:

               (A) All representations and warranties of Raintree set forth in the Loan Documents are true and complete as of the date hereof, except as set forth in the Disclosure Schedule appended to the Leisure Purchase Agreement.

               (B) No condition or event exists or has occurred which would constitute a Default or an Event of Default under the Loan Documents, except as set forth in the Disclosure Schedule appended to the Leisure Purchase Agreement.

               (C) The execution of this Amendment by Raintree and all documents or agreements to be executed or delivered pursuant to the terms of this
Amendment:

                    (I) have been duly authorized by all requisite action of Raintree;

                    (II) will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Raintree's formation and governing documents or under any applicable statute, law, rules, regulation or ordinance, or any indenture, mortgage, loan or other document or agreement to which Raintree is a party or by which Raintree may be bound or affected; and

                    (III) will not result in the creation or imposition of any additional lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Raintree, except liens in favor of the Lender.

               (D) The federal taxpayer's identification number of Raintree is 76-0658292

               (E) That certain Indemnification Letter Agreement from Raintree International and Raintree in favor of Lender dated November 20, 2001 is in full force and effect and is hereby ratified and confirmed.

               (F) Raintree has paid to Lender all outstanding release fees due and owing to Lender in connection with the release by Lender of certain Units deeded into the Trust for the period through and including the date hereof.

               (G) Raintree has paid to Borrower all Payout Amounts due and owing to Borrower under the Project Development Agreement for the sale of Vacation Ownership Interests for the period through and including the date hereof.

               (H) Raintree has entered into valid and binding agreements of sale, pursuant to which Raintree has sold as of July 31, 2002 a total of 1,518 Vacation Ownership Interests. All of such sales of Vacation Ownership Interests have been in compliance with all applicable statutes, laws, rules, regulations and other legal requirements. Attached hereto as EXHIBIT B is a list describing all of such sales, which list is accurate and complete and includes all footnote clarifications.

               27.  REPRESENTATIONS  AND  WARRANTIES  OF RAINTREE INTERNATIONAL.
Raintree International represents and warrants, which representations and warranties shall survive until all obligations owed by Raintree International to Lender under the Receivables Loan is paid and satisfied in full, as follows:

                    (A) The execution of this Amendment by Raintree International and all documents or agreements to be executed or delivered pursuant to the terms of this Amendment:

                         (I)  have  been duly authorized by all requisite action
of  Raintree International;

                         (II)  will not conflict with or result in the breach of
or constitute a default (upon the passage of time, delivery of notice or both) under Raintree International's formation and governing documents or under any applicable statute, law, rules, regulation or ordinance, or any indenture, mortgage, loan or other document or agreement to which Raintree International is a party or by which Raintree International may be bound or affected; and

                         (III)  will not result in the creation or imposition of
any additional lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Raintree International, except liens in favor of the Lender.

                    (B) That certain Indemnification Letter Agreement from Raintree International and Raintree in favor of Lender dated November 20, 2001 is in full force and effect and is hereby ratified and confirmed.

          28. REPRESENTATIONS AND WARRANTIES OF LEISURE. Leisure represents and warrants, which representations and warranties shall survive until all obligations owed by Leisure to Lender under the Loan Documents are paid and satisfied in full, as follows:

                    (A) The execution of this Amendment by Leisure and all documents or agreements to be executed or delivered pursuant to the terms of this Amendment:

                         (I)  have  been duly authorized by all requisite action
of  Leisure;

                         (II)  will not conflict with or result in the breach of
or constitute a default (upon the passage of time, delivery of notice or both) under Leisure's formation and governing documents or under any applicable statute, law, rules, regulation or ordinance, or any indenture, mortgage, loan or other document or agreement to which Leisure is a party or by which Leisure may be bound or affected; and

                         (III)  will not result in the creation or imposition of
any additional lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Leisure, except liens in favor of the Lender.

                    (B) The federal taxpayer's identification number of Leisure is 13-5629885.

          29. CERTAIN FEES, COSTS, EXPENSES AND EXPENDITURES. Borrower, Raintree and Leisure will be responsible for all of Lender's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the terms and transactions contemplated under this Amendment, including without limitation, fees, disbursements, expenses and costs of counsel retained by Lender, all fees related to filings, recording of documents and searches, whether or not the transactions contemplated under this Amendment are consummated; provided however, all of such expenses shall be paid from proceeds of the Loan.

          30. RELEASE. Borrower, Raintree and Leisure acknowledge and agree that they have no claims, suits or causes of action against Lender and hereby remise, release and forever discharge Lender, its officers, directors, shareholders, representatives and their successors and assigns, from any claims, suits or causes of action whatsoever, in law or in equity, which Borrower, Raintree or Leisure may have against them at any time up to and including the date of this Amendment.

          31. NO WAIVER. Nothing contained in this Amendment shall be deemed to be a waiver, release or amendment of or to any rights, remedies or privileges afforded to Lender under the Loan Documents or under the Uniform Commercial Code. Nothing contained in this Amendment shall constitute a waiver by Lender of Borrower's, Raintree's or Leisure's compliance with the terms of the Loan Documents, nor shall anything contained in this Amendment constitute an agreement by Lender to enter into any further amendments with Borrower, Raintree or Leisure.

          32. INCONSISTENCIES. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent with this Amendment shall remain in full force and effect and are hereby ratified and confirmed by Borrower, Raintree and Leisure.

          33. CONSTRUCTION. All references to the Loan Agreement therein or in any other Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby.

          34. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          35. GOVERNING LAW. This Amendment shall be governed as to the validity, interpretation, construction, enforcement and in all other respects by the law of the State of Rhode Island, without regard to its rules and principles regarding conflicts of laws or any rule or cannon of construction which interprets agreements against the draftsman. Notwithstanding anything to the contrary provided herein or in any of the other Loan Documents, Borrower, Raintree and Leisure expressly waive any and all claims to jurisdiction in Mexico or any other states in the United States other than the State of Rhode Island.

          36. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original without the production of any other counterpart.

          37. SEVERABILITY. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity and unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

          38. HEADINGS. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

          39. LITIGATION. To the fullest extent not prohibited by applicable law which cannot be waived, each of the Borrower, Raintree, Leisure and Lender hereby knowingly waives any and all right to a trial by jury in any action or proceeding to enforce or defend or clarify any right, power, remedy or defense arising out of or related to this Amendment, the other Loan Documents, or the transactions contemplated herein or therein, whether sounding in tort or contract or otherwise, or with respect to any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party; and each agrees that any such action or proceeding shall be tried before a judge and not before a jury. Each of the Borrower, Raintree, Leisure and Lender further waives any right to seek to consolidate any such litigation in which a jury trial has been waived with any other litigation in which a jury trial cannot or has not been waived. Further, the Borrower, Raintree and Leisure hereby certify that no representative or agent of Lender, nor Lender's counsel, has represented, expressly or otherwise, that Lender would not in the event of such litigation, seek to enforce this waiver of right to jury trial provision. The Borrower, Raintree and Leisure acknowledge that the provisions of this section are a material inducement to Lender's agreement to enter into this Amendment.

          40. NO AMENDMENT TO PROJECT DEVELOPMENT AGREEMENT. Nothing in this Amendment is intended or shall be construed to amend or modify the terms and conditions of the Project Development Agreement.

          41. WAIVER OF DEFAULTS; RESERVATION OF RIGHTS. Lender agrees for the benefit of Leisure and Borrower to waive Raintree's defaults under the Loan Agreement and other Loan Documents resulting from (i) the Chapter 11 bankruptcy filing by Raintree U.S. Holdings, L.L.C., the parent of Raintree, and (ii) those defaults occurring under or as a result of the default under that certain Indenture among Raintree International (f/n/a Club Regina Resorts, Inc.), CR Resorts Capital, S. de R.L. de C.V. and IBJ Schroeder Bank and Trust Company dated December 5, 1997; provided however, such waiver shall not be construed to limit in any manner Lender's rights and remedies against Raintree under the Loan Agreement, the other Loan Documents or any other agreements between Raintree and Lender.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day and year first above written.

                           ROYALE MIRAGE PARTNERS, L.P., a California limited partnership

                           By: RMP-GP, Inc., a California corporation, its sole general partner

                           By:  ________________________________________
                           E.A.  Borsuk,  President

                          By:  ________________________________________
                               James  Mah,  Senior  Vice  President

                          RAINTREE  NORTH  AMERICA  RESORTS,
                          INC.,  a  Texas  corporation

________________________  By:__________________________________________

Witness:  ______________  Brian  R.  Tucker,  Vice  President

                          RAINTREE RESORTS INTERNATIONAL, INC., a Nevada corporation

________________________  By:__________________________________________

Witness:  ______________  Brian  R.  Tucker,  Chief  Operating  Officer

                          MEGO FINANCIAL CORP. d/b/a Leisure Industries Corporation, a New York corporation

________________________  By:__________________________________________

Witness:  ______________  Name/Title:___________________________________

                          TEXTRON  FINANCIAL  CORPORATION,  a
                          Delaware  corporation

                          By:___________________________________

                          Name/Title:_____________________________

                                    EXHIBIT A
                              CONDITIONS PRECEDENT

               (A) AMENDMENT DOCUMENTS. Borrower, Raintree and Leisure and all other required persons and entities will have executed and delivered to Lender this Amendment and such other documents as Lender may require.

               (B) REPRESENTATIONS AND WARRANTIES. All representations and warranties of Borrower, Raintree and Leisure as set forth in the Loan Documents, the Trust Agreement and the Leisure Purchase Agreement, as applicable, will be true at and as of the date hereof.

               (C) NO DEFAULT. No condition or event shall exist or have occurred which would constitute a Default or an Event of Default hereunder.

               (D) LEISURE PURCHASE DOCUMENTS. Raintree or Leisure shall deliver or cause to be delivered to Lender a fully executed copy of the Leisure Purchase Agreement, the Interval Purchase Agreement and all other documents executed in connection therewith, including without limitation, any and all documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and other information to be delivered by Raintree and Leisure as provided therein.

               (E) O.B. DOCUMENTS. Leisure shall deliver or cause to be delivered to Lender a fully executed copy of that certain Purchase Agreement between O.B. Sports, LLC, as seller, and Leisure, as purchaser, dated of even date herewith and all other documents executed in connection therewith evidencing the purchase by Leisure from O.B. Sports, LLC of all of the outstanding membership interests owned by O.B. Sports, LLC in Cimarron Golf Club, LLC. In addition, Leisure shall deliver or cause to be delivered to Lender a fully executed copy of that certain Assumption Agreement and all other agreements in connection therewith evidencing the assumption by Leisure or its affiliate of certain obligations of O.B. Sports, LLC to Lender under that certain credit facility extended to O.B. Sports, LLC by Lender, as evidenced by that certain Loan Agreement between O.B. Sports, LLC and Lender dated of even date herewith and all other documents executed in connection therewith.

               (F) PROJECT DEVELOPMENT AGREEMENT. Raintree shall deliver to Lender evidence that Raintree has cured or has caused Borrower to waive any and all existing defaults (whether payment or performance) under the Project Development Agreement.

               (F) OTHER. Raintree and Leisure shall deliver or cause to be delivered to Lender all other documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and information as Lender may require in its sole and absolute discretion.

                                    EXHIBIT B

                            POST-CLOSING CONDITIONS

               (A) THIRD AMENDMENT DOCUMENTATION. On or before September 30, 2002, Raintree shall deliver or cause to be delivered to Lender all of the documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and other information as required under the Third Amendment, including without limitation, such documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and other information as further described in EXHIBITS B AND C appended thereto.

               (F) OTHER. Promptly upon the request by Lender, Raintree and Leisure shall deliver or cause to be delivered to Lender all other documents, agreements, statements, resolutions, certificates, consents, opinions of counsel and information as Lender may require in its sole and absolute discretion.